UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 6, 2025
TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.
(Exact name of Registrant as specified in its charter)

Colorado		333-212006	84-0464189
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1100 W. 116th Avenue
Westminster	,	Colorado	80234
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (303) 452-6111
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed in our Current Report on Form 8-K, dated June 2, 2025, on June 2, 2025, Todd E. Telesz, our Senior Vice President and Chief Financial Officer, informed us that he intends to resign on June 13, 2025.
On June 6, 2025, Clifton Karnei, age 63, accepted the temporary position as our Interim Chief Financial Officer, subject to completion of applicable pre-employment procedures. Mr. Karnei effective date of employment will be June 16, 2025. Mr. Karnei was previously the Executive Vice President and General Manager of Brazos Electric Power Cooperative, Inc. from 1997 to 2023. Mr. Karnei holds a Bachelor of Business Administration in Accounting, summa cum laude, from the University of Texas at San Antonio and is a Certified Public Accountant.
We compensate our Chief Financial Officer and other executive officers through use of a total rewards package that includes base salary and benefits. Mr. Karnei will receive the same non-qualified executive deferred compensation, 401(k) plan, health and welfare benefit plans and sick time as all other executive officers hired on or after May 1, 2021. In addition to these benefits, Mr. Karnei, as an executive officer, will receive a company vehicle for use while in Denver and vacation at the rate of six weeks per year. Mr. Karnei will be provided 40 hours of vacation when he starts. Mr. Karnei’s base bi-weekly salary will be $23,077.41.
We expect his employment to last from three to six months dependent on us hiring a full-time Chief Financial Officer, which may be extended on a monthly basis by mutual agreement. As consideration for Mr. Karnei being available for 30 days after his last day of employment, we will pay him, a lump sum amount of his one month’s compensation at the end of his temporary position.
There are no arrangements or understandings between Mr. Karnei and any other persons, pursuant to which he was appointed as the interim chief financial officer. There are no current or proposed transactions between us and Mr. Karnei or his immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC.
Item 7.01    Regulation FD Disclosure.
On June 12, 2025, we issued a press statement announcing Clifton Karnei as our Chief Financial Officer. A copy of the press statement is attached to this report as Exhibit 99.1.
The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, the information contained in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any of our filings with the Securities and Exchange Commission or any other document except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Statement dated June 12, 2025

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: June 12, 2025	By:	/s/ Duane Highley
Duane Highley
Chief Executive Officer